SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 16, 2003

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                             BLUE RHINO CORPORATION

             (Exact name of registrant as specified in its charter)

            DELAWARE                      0-24287                 56-1870472
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                            104 CAMBRIDGE PLAZA DRIVE
                       WINSTON-SALEM, NORTH CAROLINA 27104
                    (Address of principal executive offices)

                                 (336) 659-6900
              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

      Exhibit 99.1 -- Press Release dated September 16, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 16, 2003, Blue Rhino Corporation (the "Registrant") issued a press release announcing results for the fiscal fourth quarter and fiscal year ended July 31, 2003 and providing guidance relating to the Registrant's expectations of results for the fiscal year ending July 31, 2004. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference. The press release includes certain non-GAAP financial measures, as discussed below. A reconciliation of such non-GAAP financial measures to the comparable GAAP numbers is included under the heading "Supplemental Information" in the financial tables accompanying the press release as part of Exhibit 99.1.

      (1) In addition to providing disclosure of earnings and earnings per share on a GAAP basis for the fiscal fourth quarter ended July 31, 2003, the Registrant also discloses earnings and earnings per share for this period on a non-GAAP basis, not including (A) non-cash refinancing charges of $1.7 million incurred as a result of the prepayment of subordinated debt in the fiscal fourth quarter; and
            (B) a $2.2 million non-cash income tax charge reflecting the Registrant's transition to reporting income taxes on a fully tax-effective basis in accordance with GAAP. Because these refinancing and income tax charges are non-cash, non-recurring items, the Registrant believes that providing these non-GAAP financial measures will be useful to investors by enabling investors to make more direct comparisons between the Registrant's results of operations during this period and other fiscal periods.

      (2) In addition to providing disclosure of earnings and earnings per share on a GAAP basis for the fiscal year ended July 31, 2003, the Registrant also discloses earnings and earnings per share for the fiscal year on a non-GAAP basis, not including (A) non-cash refinancing charges of $2.6 million incurred as a result of the prepayment of subordinated debt in the fiscal third and fourth quarters; (B) a $2.2 million non-cash income tax charge reflecting the Registrant's transition to reporting income taxes on a fully tax-effective basis in accordance with GAAP; and (C) the receipt of $2.5 million of net litigation proceeds in the third fiscal quarter of 2003. Because these refinancing and income tax charges are non-cash, non-recurring items, and because the receipt of litigation proceeds was a non-recurring event, the Registrant believes that providing these non-GAAP financial measures will be useful to investors by enabling investors to make more direct comparisons between the Registrant's results of operations during fiscal 2003 and other fiscal years.

      (3) The Registrant also provides earnings per share for fiscal 2003 and each quarter during fiscal 2003 on a non-GAAP basis, excluding non-cash refinancing charges and net litigation proceeds, and adjusted to reflect an assumed tax rate of 39%. For GAAP purposes the Registrant will report earnings during fiscal 2003 on a partial tax basis, and expects to report earnings during fiscal 2004 on a full tax basis. Therefore, the Registrant believes that providing these non-GAAP financial measures will be useful to investors by enabling investors to make more direct comparisons between the Registrant's results of operations during fiscal 2003 and future fiscal periods.

      (4) The Registrant also provides earnings per share for fiscal 2002 and the fourth quarter of fiscal 2002 on a non-GAAP basis, as adjusted to reflect an assumed tax rate of 39%. For GAAP purposes the Registrant will report earnings during fiscal 2003 on a partial tax basis, and expects to report earnings during fiscal 2004 on a full tax basis. Therefore, the Registrant believes that providing these non-GAAP financial measures for fiscal 2002 will be useful to investors by enabling investors to make more direct comparisons between the Registrant's results of operations during fiscal 2002 and other fiscal periods.

The information in this report is being  furnished,  not filed,  for purposes of
Section 18 of the Securities  Exchange Act of 1934, as amended,  and pursuant to
Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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

                                    SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Blue Rhino Corporation

Date: September 16, 2003                By: /s/ Billy Prim
                                            ------------------------------------
                                            Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              Press Release dated September 16, 2003


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